SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 28, 2003

                        Commission File Number: 000-31567

                           Rapid Bio Tests Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               35-0511303
------                                                               ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

5409 Ivy Street, Springfield, Oregon                                     97478
------------------------------------                                     -----
(Address of principal executive offices)                            (Zip Code)


                                  (541)686.5989
                                  -------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On June 16, 2003, the Registrant entered into Asset Purchase and Employment Agreements ("Agreements") with Geoffrey V.F. Seaman, Ph.D. its President, Chief Executive Officer and a director, Paul Hemmes, Ph.D. its Secretary, Treasurer, Chief Financial Officer and a director, and David H. Regan, M.D. its Vice President of Medical Affairs and a director pursuant to which these individuals were issued shares of the Registrant's common stock. On July 28, 2003, the Registrant's Board of Directors voted to approve a reduction in the number of shares issued to Drs. Seaman, Hemmes and Regan and executed Addenda to each of the Agreements, and those Addenda were executed on July 28, 2003. These Addenda are filed as exhibits to this report on Form 8-K as Exhibits 2.1, 2.2. and 2.3 respectively. The Registrant filed the initial Agreements attached to its report on Form 8-K which was filed on June 18, 2003; those Agreements are attached as Exhibits 2.1, 2.2 and 2.3 to that report.

The following table sets forth certain information regarding the beneficial ownership of the Registrant's common stock as of July 28, 2003, by each person or entity known by the Registrant to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of the Registrant's directors and named executive officers, and all of the Registrant's directors and executive officers as a group.

Title of Class             Name and Address of Beneficial Owner            Amount and Nature of            Percent of Class
                                                                             Beneficial Owner
-----------------------    --------------------------------------     --------------------------------     -----------------
Common Stock               Geoffrey V.F. Seaman, Ph.D.                      9,000,000 shares(1)
                           5409 Ivy Street                              president, chief executive              43.8%
                           Springfield, OR 97478                             officer, director

Common Stock               Paul Hemmes, Ph.D.                               4,000,000 shares(1)                 19.5%
                           5409 Ivy Street                              secretary, treasurer, chief
                           Springfield, OR 97478                        financial officer, director

Common Stock               David H. Regan., M.D.                            2,000,000 shares(1)                  9.7%
                           5409 Ivy Street                               vice president of medical
                           Springfield, OR 97478                             affairs, director

Common Stock               Margaret Seaman                                 350,000 shares(2)(3)                  1.7%
                           5409 Ivy Street                                independent contractor
                           Springfield, OR 97478

Common Stock               Cathy Shackleton                                 1,300,000 shares(3)                  6.3%
                           5409 Ivy Street                                      consultant
                           Springfield, OR 97478


Common Stock               All directors and named executive               15,350,000 shares(4)                 74.6%
                           officers as a group



(1) Stock holdings reflect totals after giving effect to the Addendum to each individual's Asset Purchase and Employment Agreement reducing the number issued. These Addenda are filed as exhibits to this report on Form 8-K. The original Asset Purchase and Employment Agreements were filed as exhibits to our report on Form 8-K filed on June 18, 2003.
(2) Margaret Seaman is the spouse of Geoffrey Seaman, therefore each beneficially owns 9,350,000 shares of our common stock, or 45.5% of the total issued and outstanding.
(3) Issued on July 23, 2003 pursuant to consultant and independent contractor agreements executed with Ms. Shackleton and Ms. Seaman, which are filed as exhibits 4.4 and 4.6 respectively to our Registration Statement on Form S-8 filed July 3, 2003.
(4) This total represents the aggregate beneficial ownership of our officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.




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INDEX TO EXHIBITS
-----------------

2.1 Addendum to Asset Purchase and Employment Agreement between Geoffrey V.F. Seaman, Ph.D. and Rapid Bio Tests Corporation

2.2 Addendum to Asset Purchase and Employment Agreement between Paul Hemmes, Ph.D. and Rapid Bio Tests Corporation

2.3 Addendum to Asset Purchase and Employment Agreement between David H. Regan, M.D. and Rapid Bio Tests Corporation



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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Rapid Bio Tests Corporation


July 28, 2003                     By:       /s/  Geoffrey V.F. Seaman
                                            -----------------------------------
                                            Geoffrey V.F. Seaman, President






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